MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND

                      Supplement to the Current Prospectus

Effective immediately, the Annual Fund Operating Expenses and Example of Expenses in the Expense Summary, are hereby restated as follows:

II   EXPENSE SUMMARY

>>       Expense Table

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                           Class A      Class B

    Management Fees.................................       0.55%        0.55%
    Distribution and Service (12b-1) Fees (1).......       0.10%        0.91%
    Other Expenses (2)..............................       0.34%        0.34%
                                                           -----        -----
    Total Annual Fund Operating Expenses............       0.99%        1.80%
        Fee Waiver and/or Expense Reimbursement (3).      (0.33)%      (0.33)%
                                                          -------      -------
        Net Expenses(2).............................       0.66%        1.47%
-----------------------

(1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser (referred to as distribution and service fees).

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been 0.65% for class A shares and 1.46% for class B shares.

(3) MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.35% annually of the fund's net assets. MFS has contractually agreed to bear all of the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) such that the fund's "Other Expenses" do not exceed 0.20% annually of the fund's net assets.

>> Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

     o you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o the fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

          Although your actual costs may be higher or lower, under these assumptions your costs would be:

                        Share Class                      Year 1         Year 3          Year 5          Year 10
                        -----------                      ------         ------          ------          -------
        Class A shares                                     $539           $744          $  965           $1,602
        Class B shares (1)

            Assuming redemption at end of period            550            834           1,144            1,875
            Assuming no redemption                          150            534             944            1,875

(1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

                 The date of this Supplement is January 1, 2003.